Invesco V.I. High Yield Fund
Quarterly Schedule of Portfolio Holdings
March 31, 2019
invesco.com/us
VIHYI-QTR-1   03/19
Invesco Advisers, Inc.

Schedule of Investments(a)
March 31, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–91.82%
Aerospace & Defense–3.21%
Bombardier, Inc. (Canada),
Sr. Unsec. Notes, 8.75%, 12/01/2021(b)	$170,000	$188,488
5.75%, 03/15/2022(b)	215,000	221,181
6.13%, 01/15/2023(b)	428,000	434,955
7.50%, 03/15/2025(b)	982,000	1,015,142
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	600,000	598,500
TransDigm, Inc.,
Sr. Sec. First Lien Notes, 6.25%, 03/15/2026(b)	871,000	905,840
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	157,000	161,906
6.50%, 05/15/2025	630,000	641,876
Triumph Group, Inc.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	819,000	784,192
Sr. Unsec. Sub. Gtd. Global Notes, 4.88%, 04/01/2021	262,000	256,760
		5,208,840
Agricultural & Farm Machinery–0.56%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	989,000	916,061
Agricultural Products–0.26%
Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	418,000	428,799
Airlines–0.27%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	400,000	430,500
Alternative Carriers–1.25%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	635,000	662,781
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	696,000	737,760
Level 3 Financing, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	365,000	370,402
5.25%, 03/15/2026	253,000	253,000
		2,023,943
Aluminum–0.66%
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	1,046,000	1,072,150
Principal Amount		Value
Apparel Retail–0.97%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	$648,000	$649,620
L Brands, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	473,000	493,102
6.88%, 11/01/2035	404,000	350,975
6.75%, 07/01/2036	101,000	85,345
		1,579,042
Apparel, Accessories & Luxury Goods–0.20%
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.63%, 03/15/2027(b)	317,000	328,888
Asset Management & Custody Banks–0.74%
Prime Security Services Borrower LLC/ Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	1,136,000	1,195,640
Auto Parts & Equipment–0.79%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	270,000	271,350
Dana, Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	498,000	498,000
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	346,000	320,742
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	193,000	198,018
		1,288,110
Automobile Manufacturers–0.91%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 5.60%, 01/07/2022	514,000	530,519
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	936,000	943,329
Motors Liquidation Co., Sr. Unsec. Deb., 0.00%, 07/15/2033(c)(d)	1,060,000	0
		1,473,848
Automotive Retail–1.47%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	248,000	250,170
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	722,000	750,880
Penske Automotive Group, Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	1,392,000	1,376,340
		2,377,390
Broadcasting–1.55%
AMC Networks, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	750,000	755,550
4.75%, 08/01/2025	127,000	126,365
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Principal Amount		Value
Broadcasting–(continued)
Clear Channel Worldwide Holdings, Inc., Sr. Unsec. Sub. Gtd. Notes, 9.25%, 02/15/2024(b)	$328,000	$348,500
Gray Escrow, Inc., Sr. Unsec. Notes, 7.00%, 05/15/2027(b)	264,000	281,160
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	540,000	549,450
TV Azteca, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	470,000	454,532
		2,515,557
Building Products–0.31%
Standard Industries, Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	515,000	499,705
Cable & Satellite–8.74%
Altice Financing S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	430,000	426,775
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	600,000	615,000
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	950,000	952,375
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	620,000	633,950
Sr. Unsec. Gtd. Global Notes, 5.75%, 01/15/2024	40,000	41,150
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,870,000	1,963,500
CSC Holdings, LLC,
Sr. Unsec. Gtd. Deb., 5.50%, 05/15/2026(b)	440,000	453,332
Sr. Unsec. Gtd. Notes, 6.63%, 10/15/2025(b)	200,000	212,500
Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	445,000	514,865
Unsec. Gtd. Notes, 6.50%, 02/01/2029(b)	1,195,000	1,274,169
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes, 7.88%, 09/01/2019	1,111,000	1,127,665
5.88%, 11/15/2024	1,446,000	1,220,062
7.75%, 07/01/2026	163,000	142,218
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	942,000	1,015,014
Sirius XM Radio, Inc.,
Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2024(b)	168,000	174,720
5.38%, 07/15/2026(b)	220,000	224,675
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	400,000	394,000
Principal Amount		Value
Cable & Satellite–(continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	$885,000	$907,125
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	450,000	457,875
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	450,000	466,866
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	300,000	306,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	440,000	452,650
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	200,000	198,000
		14,174,486
Casinos & Gaming–2.30%
Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	125,000	130,313
6.00%, 08/15/2026	226,000	232,498
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	448,000	426,702
MGM Resorts International,
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	519,000	574,792
6.00%, 03/15/2023	530,000	560,475
Scientific Games International, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	570,000	602,062
Studio City Finance Ltd. (Macau), Sr. Unsec. Gtd. Notes, 7.25%, 02/11/2024(b)	505,000	529,998
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	685,000	678,150
		3,734,990
Coal & Consumable Fuels–0.59%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	947,000	961,205
Commodity Chemicals–0.57%
Koppers, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	460,000	451,950
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	306,000	284,580
Valvoline, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	188,000	191,760
		928,290
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Principal Amount		Value
Communications Equipment–0.30%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	$502,000	$489,927
Construction & Engineering–0.07%
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	124,000	120,590
Construction Machinery & Heavy Trucks–0.79%
Meritor, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	592,000	611,240
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	675,000	672,469
		1,283,709
Consumer Finance–1.74%
Ally Financial, Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	1,191,000	1,255,016
Navient Corp.,
Sr. Unsec. Global Notes, 7.25%, 09/25/2023	605,000	641,300
Sr. Unsec. Medium-Term Notes, 8.00%, 03/25/2020	535,000	557,737
7.25%, 01/25/2022	345,000	366,994
		2,821,047
Copper–1.89%
First Quantum Minerals Ltd. (Zambia),
Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	75,000	76,406
7.50%, 04/01/2025(b)	1,440,000	1,389,600
Freeport-McMoRan, Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	1,118,000	1,022,970
Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	617,000	570,725
		3,059,701
Diversified Banks–1.92%
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	217,617
Barclays PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(e)	263,000	272,603
Credit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(e)	507,000	570,857
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	465,000	589,284
ING Groep N.V. (Netherlands), REGS, Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(e)	280,000	289,375
Royal Bank of Scotland Group PLC (The) (United Kingdom), Jr. Unsec. Sub. Notes, 8.63%(e)	548,000	584,990
Societe Generale S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(e)	308,000	318,395
Standard Chartered PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(e)	263,000	274,835
		3,117,956
Principal Amount		Value
Diversified Capital Markets–0.18%
Credit Suisse Group AG (Switzerland), REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(e)	$279,000	$286,453
Diversified Chemicals–0.31%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	220,000	232,100
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	285,000	271,106
		503,206
Diversified Metals & Mining–0.84%
Hudbay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	396,000	407,880
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	528,000	563,941
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	407,000	396,398
		1,368,219
Diversified REITs–0.08%
Colony Capital, Inc., Sr. Unsec. Notes, 5.00% REIT, 04/15/2023	138,000	130,480
Electrical Components & Equipment–0.37%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	598,000	596,505
Electronic Equipment & Instruments–0.27%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	452,000	445,785
Environmental & Facilities Services–1.57%
Core & Main L.P., Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	861,000	846,191
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	1,337,000	1,270,150
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	444,000	429,570
		2,545,911
Fertilizers & Agricultural Chemicals–0.31%
OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	481,000	501,202
Financial Exchanges & Data–0.15%
MSCI, Inc.,
Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	95,000	98,781
5.75%, 08/15/2025(b)	140,000	147,700
		246,481
Food Distributors–0.41%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	653,000	670,958
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Principal Amount		Value
Food Retail–0.76%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	$783,000	$794,745
Sr. Unsec. Gtd. Notes, 7.50%, 03/15/2026(b)	429,000	443,479
		1,238,224
Gas Utilities–1.64%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	842,000	844,105
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%, 05/01/2021	487,000	429,169
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	117,000	102,668
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	1,305,000	1,277,725
		2,653,667
Health Care Equipment–0.41%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	645,000	657,707
Health Care Facilities–3.85%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	385,000	396,550
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	377,000	355,323
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	640,000	653,600
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	535,000	574,221
5.50%, 06/15/2047	845,000	903,034
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	334,000	369,170
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	640,000	680,000
5.88%, 02/15/2026	410,000	443,825
5.38%, 09/01/2026	220,000	232,100
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,585,000	1,638,494
		6,246,317
Health Care REITs–0.50%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	795,000	810,900
Health Care Services–3.21%
Community Health Systems, Inc., Sr. Sec. First Lien Gtd. Notes, 8.00%, 03/15/2026(b)	449,000	430,726
Principal Amount		Value
Health Care Services–(continued)
DaVita, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	$372,000	$357,864
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	526,000	531,917
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	723,000	669,679
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 01/15/2027(b)	759,000	769,436
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	634,000	634,000
Polaris Intermediate Corp., Sr. Unsec. PIK Notes, 8.50%, 12/01/2022(b)(f)	398,000	394,120
Surgery Center Holdings, Inc.,
Sr. Unsec. Gtd. Notes, 8.88%, 04/15/2021(b)	490,000	513,422
6.75%, 07/01/2025(b)	233,000	212,030
10.00%, 04/15/2027(b)	308,000	313,390
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	460,000	375,475
		5,202,059
Home Improvement Retail–0.54%
Hillman Group, Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	980,000	879,550
Homebuilding–2.25%
Beazer Homes USA, Inc.,
Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2022	934,000	979,299
6.75%, 03/15/2025	402,000	381,900
KB Home, Sr. Unsec. Gtd. Notes, 8.00%, 03/15/2020	211,000	220,284
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	112,000	121,520
5.38%, 10/01/2022	804,000	841,185
5.25%, 06/01/2026	377,000	389,252
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	200,000	211,000
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	498,000	510,450
		3,654,890
Household Products–1.31%
Reynolds Group Holdings, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	1,361,000	1,404,552
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	705,000	713,812
		2,118,364
Independent Power Producers & Energy Traders–0.83%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	340,000	353,600
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	334,000	333,165
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Principal Amount		Value
Independent Power Producers & Energy Traders–(continued)
NRG Energy, Inc.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	$245,000	$253,269
7.25%, 05/15/2026	200,000	220,788
6.63%, 01/15/2027	175,000	189,000
		1,349,822
Industrial Machinery–1.32%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	748,000	693,770
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/2026(b)	795,000	802,950
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	650,000	640,250
		2,136,970
Integrated Oil & Gas–0.39%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	645,000	640,485
Integrated Telecommunication Services–3.08%
Altice France S.A. (France),
Sr. Sec. Gtd. First Lien Bonds, 6.25%, 05/15/2024(b)	556,000	562,255
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	764,000	750,630
Cincinnati Bell, Inc.,
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	629,000	582,190
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	94,000	86,245
CommScope Finance LLC,
Sr. Sec. First Lien Notes, 6.00%, 03/01/2026(b)	360,000	373,273
Sr. Unsec. Notes, 8.25%, 03/01/2027(b)	156,000	162,240
Frontier Communications Corp.,
Sr. Sec. First Lien Gtd. Notes, 8.00%, 04/01/2027(b)	775,000	802,125
Sr. Unsec. Global Notes, 10.50%, 09/15/2022	1,272,000	976,260
11.00%, 09/15/2025	264,000	175,275
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	95,000	92,150
7.20%, 07/18/2036	417,000	425,507
		4,988,150
Leisure Products–0.18%
Mattel, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	303,000	298,834
Managed Health Care–0.87%
Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	356,000	372,020
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	340,000	337,450
Principal Amount		Value
Managed Health Care–(continued)
WellCare Health Plans, Inc.,
Sr. Unsec. Notes, 5.25%, 04/01/2025	$367,000	$381,221
5.38%, 08/15/2026(b)	310,000	325,113
		1,415,804
Metal & Glass Containers–0.89%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Unsec. Gtd. Notes, 7.25%, 05/15/2024(b)	310,000	327,732
6.00%, 02/15/2025(b)	500,000	501,250
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	507,000	490,522
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	130,000	127,888
		1,447,392
Movies & Entertainment–1.23%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	735,000	689,834
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%, 03/01/2024	355,000	381,483
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	867,000	917,936
		1,989,253
Multi-line Insurance–0.07%
Acrisure LLC / Acrisure Finance, Inc., Sr. Sec. Notes, 8.13%, 02/15/2024(b)	106,000	110,032
Oil & Gas Drilling–1.78%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	240,000	153,000
Ensco PLC,
Sr. Unsec. Global Notes, 4.50%, 10/01/2024	24,000	18,480
7.75%, 02/01/2026	827,000	701,916
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	953,000	862,799
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes, 7.75%, 12/15/2023	94,000	97,055
5.25%, 11/15/2024	514,000	483,160
Transocean, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	662,000	569,320
		2,885,730
Oil & Gas Equipment & Services–0.60%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	490,000	496,125
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Principal Amount		Value
Oil & Gas Equipment & Services–(continued)
SESI LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	$521,000	$469,551
		965,676
Oil & Gas Exploration & Production–7.36%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/01/2025	242,000	239,278
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	633,000	696,490
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	559,000	440,380
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	782,000	789,820
Centennial Resource Production, LLC, Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2027(b)	593,000	600,294
Denbury Resources, Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	323,000	226,100
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	420,000	234,150
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	747,000	681,742
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2026	862,000	859,026
Oasis Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	869,000	871,172
Parsley Energy, LLC/Parsley Finance Corp.,
Sr. Unsc. Gtd. Notes, 5.63%, 10/15/2027(b)	315,000	315,788
Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	470,000	487,038
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	375,000	355,313
Range Resources Corp.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 07/01/2022	446,000	452,690
4.88%, 05/15/2025	641,000	597,732
SM Energy Co.,
Sr. Unsec. Global Notes, 6.13%, 11/15/2022	139,000	139,695
6.75%, 09/15/2026	285,000	274,669
6.63%, 01/15/2027	96,000	91,680
Southwestern Energy Co.,
Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/2026	341,000	349,525
7.75%, 10/01/2027	425,000	436,156
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	321,000	324,033
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	583,000	588,830
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	931,000	943,801
	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
WPX Energy, Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	$930,000	$943,950
		11,939,352
Oil & Gas Refining & Marketing–0.55%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	376,000	381,283
Sunoco L.P. /Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	496,000	505,126
		886,409
Oil & Gas Storage & Transportation–1.24%
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(e)	307,000	290,568
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(e)	456,000	428,172
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	535,000	505,575
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	743,000	789,066
		2,013,381
Other Diversified Financial Services–1.53%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	492,000	501,840
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2024(b)	704,000	739,200
LPL Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	509,000	516,788
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	532,000	538,650
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	171,000	176,785
		2,473,263
Packaged Foods & Meats–0.97%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	389,000	374,412
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	525,000	540,094
JBS USA Lux S.A./JBS USA Finance, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	180,000	185,175
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	448,000	466,480
		1,566,161
Paper Packaging–0.34%
Plastipak Holdings, Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	580,000	545,200
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Principal Amount		Value
Paper Products–0.85%
Mercer International, Inc. (Canada),
Sr. Unsec. Global Notes, 7.75%, 12/01/2022	$57,000	$59,351
6.50%, 02/01/2024	442,000	454,155
5.50%, 01/15/2026	162,000	159,570
Schweitzer-Mauduit International, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/2026(b)	693,000	701,663
		1,374,739
Pharmaceuticals–2.17%
Bausch Health Cos. Inc.,
Sr. Sec. First Lien Notes, 5.75%, 08/15/2027(b)	152,000	156,180
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	348,000	356,700
Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(b)	200,000	202,750
6.13%, 04/15/2025(b)	410,000	406,925
9.00%, 12/15/2025(b)	799,000	870,950
9.25%, 04/01/2026(b)	372,000	408,010
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsec. Gtd. Notes, 6.00% DAC, 07/15/2023(b)	240,000	186,000
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	424,000	437,250
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	500,000	490,329
		3,515,094
Publishing–0.72%
Meredith Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2026	1,105,000	1,168,537
Railroads–0.64%
Kenan Advantage Group, Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	1,068,000	1,038,630
Restaurants–0.92%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	758,000	750,647
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	665,000	626,763
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	108,000	106,380
		1,483,790
Security & Alarm Services–0.21%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	345,000	334,650
Principal Amount		Value
Specialized Consumer Services–0.71%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	$1,086,000	$1,148,445
Specialized REITs–1.64%
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	906,000	956,691
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	248,000	245,520
Iron Mountain, Inc.,
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	377,000	381,712
Sr. Unsec. Sub. Gtd. Notes, 5.25%, 03/15/2028(b)	192,000	187,200
Rayonier AM Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	948,000	893,490
		2,664,613
Specialty Chemicals–0.72%
GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(b)	567,000	579,758
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	578,000	582,248
		1,162,006
Steel–1.12%
Cleveland-Cliffs, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	934,000	896,640
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	931,000	914,707
		1,811,347
Technology Hardware, Storage & Peripherals–0.46%
Dell International LLC/EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	696,000	738,042
Textiles–0.50%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	814,000	805,860
Trading Companies & Distributors–1.81%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50% (3 mo. USD LIBOR + 4.30%)(b)(g)	434,000	441,053
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	649,000	640,076
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	493,000	493,616
Herc Rentals, Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	566,000	602,082
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

	Principal Amount		Value
Trading Companies & Distributors–(continued)
United Rentals (North America), Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025		$41,000	$42,025
6.50%, 12/15/2026		188,000	198,340
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026		500,000	518,750
			2,935,942
Trucking–0.09%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2024(b)		150,000	153,000
Wireless Telecommunication Services–5.01%
Digicel Group One Ltd. (Jamaica), Sr. Sec. Sub. First Lien Notes, 8.25%, 12/30/2022(b)		205,000	126,588
Digicel Group Two Ltd. (Jamaica), Sr. Unsec. Sub. Notes, 8.25%, 09/30/2022(b)		194,000	66,445
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023		1,563,000	1,394,977
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)		501,000	489,727
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)		477,000	474,947
Sprint Capital Corp., Unsec. Gtd. Global Notes, 8.75%, 03/15/2032		196,000	207,290
Sprint Corp.,
Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021		1,416,000	1,490,340
7.88%, 09/15/2023		1,429,000	1,504,022
7.63%, 02/15/2025		275,000	281,188
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026		1,321,000	1,413,470
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025		647,000	675,339
			8,124,333
Total U.S. Dollar Denominated Bonds & Notes (Cost $148,894,597)			148,898,194
Non-U.S. Dollar Denominated Bonds & Notes–0.75%(h)
Brewers–0.14%
Sunshine Mid B.V., Sr. Sec. Gtd. First Lien Bonds, 6.50%, 05/15/2026(b)	EUR	200,000	228,919
Diversified Banks–0.30%
CaixaBank, S.A., REGS, Jr. Unsec. Euro Bonds, 6.75%(b)(e)	EUR	200,000	233,587
Erste Group Bank AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%, 04/15/2024(b)(e)	EUR	200,000	247,550
			481,137
	Principal Amount		Value
Food Retail–0.24%
Iceland Bondco PLC, Sr. Sec. Gtd. First Lien Notes, 4.63%, 03/15/2025(b)	GBP	350,000	$398,161
Textiles–0.07%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	100,000	111,053
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,336,184)			1,219,270
Variable Rate Senior Loan Interests–0.61%(i)
Data Processing & Outsourced Services–0.61%
First Data Corp., Term Loan, 4.61% (Cost $974,907)		$996,486	995,146
U.S. Treasury Securities–0.20%
U.S. Treasury Bills–0.20%
2.43%, 06/27/2019 (Cost $323,114)(j)(k)		325,000	323,157
	Shares
Common Stocks & Other Equity Interests–0.00%
Asset Management & Custody Banks–0.00%
Motors Liquidation Co. GUC Trust (l)		1	10
Diversified Support Services–0.00%
ACC Claims Holdings, LLC (c)(d)(l)		269,616	1,618
Other Diversified Financial Services–0.00%
Adelphia Recovery Trust, Series ACC-1(l)(m)		318,570	159
Adelphia Recovery Trust, Series Arahova(l)(m)		109,170	120
			279
Total Common Stocks & Other Equity Interests (Cost $143,574)			1,907

Money Market Funds–4.96%
Invesco Government & Agency Portfolio-Institutional Class, 2.33%(n)		2,813,961	2,813,961
Invesco Liquid Assets Portfolio-Institutional Class, 2.48%(n)		2,009,482	2,010,084
Invesco Treasury Portfolio-Institutional Class, 2.31%(n)		3,215,955	3,215,955
Total Money Market Funds (Cost $8,039,810)			8,040,000
TOTAL INVESTMENTS IN SECURITIES–98.34% (Cost $159,712,186)			159,477,674
OTHER ASSETS LESS LIABILITIES–1.66%			2,691,227
NET ASSETS–100.00%			$162,168,901
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Investment Abbreviations:
DAC	– Designated Activity Co.
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
GUC	– General Unsecured Creditors
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
March 31, 2019 was $77,468,752, which represented 47.77% of the Fund’s Net Assets.

(c)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at March 31,
2019 was $1,618, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Interest and dividend rate is redetermined periodically. Rate shown is the rate in effect on March 31, 2019.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1G.
(l)	Non-income producing security.
(m)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of March 31, 2019.
Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
05/28/2019	Goldman Sachs International	EUR	1,181,716	USD	1,349,447	$17,609
Subtotal—Appreciation						17,609
Currency Risk
05/28/2019	Citibank N.A.	GBP	146,765	USD	191,648	(36)
Subtotal—Depreciation						(36)
Total Forward Foreign Currency Contracts						$17,573
Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 31, Version 1	Sell	5.00%	Quarterly	12/20/2023	3.35%	USD	2,940,000	$93,529	$195,771	$102,242
Abbreviations:
USD	U.S. Dollar
(a)
Implied credit spreads represent the current level, as of March 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying notes which are an integral part of this schedule.
Invesco V.I. High Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings
March 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.
Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American
Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is
Invesco V.I. High Yield Fund

B.
Securities Transactions and Investment Income — (continued)
recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net
realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the
Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net
investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”.
Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
E.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the
Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
F.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)
until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the
Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
G.
Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/
OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/
Invesco V.I. High Yield Fund

G.
Swap Agreements — (continued)
or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or
“swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs
(such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the
Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the
Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the
Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
H.
Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise
Invesco V.I. High Yield Fund

H.
Call Options Purchased and Written — (continued)
price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written)
without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of
Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
I.
Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
J.
Other Risks — The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the
Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the
Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
K.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.
Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
Invesco V.I. High Yield Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of March 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$148,898,194	$0	$148,898,194
Non-U.S. Dollar Denominated Bonds & Notes	—	1,219,270	—	1,219,270
Variable Rate Senior Loan Interests	—	995,146	—	995,146
U.S. Treasury Securities	—	323,157	—	323,157
Common Stocks & Other Equity Interests	289	—	1,618	1,907
Money Market Funds	8,040,000	—	—	8,040,000
Investments Matured	—	—	0	0
Total Investments in Securities	8,040,289	151,435,767	1,618	159,477,674
Other Investments - Assets*
Forward Foreign Currency Contracts	—	17,609	—	17,609
Swap Agreements	—	102,242	—	102,242
	—	119,851	—	119,851
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(36)	—	(36)
Total Other Investments	—	119,815	—	119,815
Total Investments	$8,040,289	$151,555,582	$1,618	$159,597,489
*	Unrealized appreciation (depreciation).
Invesco V.I. High Yield Fund